Transamerica Life Insurance Company Administrative Office: 4333 Edgewood Road NE – MS 4240 Cedar Rapids, Iowa 52499

September 30, 2021

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account D
Merrill Lynch IRA Annuity - Registration No. 333-232467
Merrill Lynch Investor Choice – IRA Series – Registration No. 333-232468

Commissioners:

Transamerica Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended July 31, 2021, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

AllianceBernstein Large Cap Growth Fund, Inc., SEC File No.: 811-06730

American Funds – The Income Fund of America, Inc., SEC File No.: 811-01880

Davis New York Venture Fund, Inc., SEC File No.: 811-01701

Putnam Equity Income Fund, SEC File No.: 811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (720) 488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary

Member of the Group